UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2021

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Street Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐.

ITEM 1.01	Entry into a Material Definitive Agreement

On September 2, 2021, Focus Universal Inc. (the “Company”), sold an aggregate of 2,300,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company, including the issuance of 300,000 shares of Common Stock pursuant to the exercise in full of the underwriters’ over-allotment option, at a price to the public of $5.00 per share of Common Stock, pursuant to that certain Underwriting Agreement, dated August 30, 2021 (the “Underwriting Agreement”), between the Company and Boustead Securities, LLC (the “Underwriter”), as the sole underwriter relating to the underwritten public offering (the “Offering”).

The Common Stock were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333-253049), filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on February 12, 2021, as amended, and which became effective on August 30, 2021.

The Company received gross proceeds of approximately $11,500,000, including the proceeds from the underwriters’ exercise of the over-allotment, before deducting underwriting discounts and commissions of seven percent (7%) of the gross proceeds and estimated Offering expenses, and intend to use the net proceeds from the Offering (1) to conduct research and development into the Ubiquitor device transmitting new types of data across existing power cables and power line communications; (2) to manufacture and assemble more high-tech Ubiquitor devices (including purchase of specialty assembly tooling); (3) for marketing and business development and (4) for other general working capital and corporate purposes. The Company issued a press release announcing the pricing of the Offering, which has been filed as Exhibit 99.1 to this report.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. In addition, pursuant to the terms of the Underwriting Agreement, certain existing stockholders and each of the Company’s directors and executive officers entered into “lock-up” agreements with the Underwriter that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period of twelve (12) months following August 30, 2021. The Company has also agreed that it will not issue or announce the issuance or proposed issuance of any common stock or common stock equivalents for a period of three hundred sixty five (365) days following the date of the Underwriting Agreement, other than certain exempt issuances.

Pursuant to the Underwriting Agreement, the Company also agreed to issue to the Underwriter warrants (the “Underwriter’s Warrants”) to purchase up to a total of 161,000 shares of Common Stock (7% of the shares of Common Stock sold in the Offering). The Underwriter’s Warrants are exercisable at $6.25 per share of Common Stock and have a term of five years. The Underwriter’s Warrants are subject to a lock-up for 180 days from the commencement of sales in the Offering and will be non-exercisable for six (6) months. A copy of the form of the Underwriter’s Warrant has been filed as Exhibit 4.1 to this report, and is incorporated herein by reference.

The above description of the Underwriting Agreement is a summary and does not purport to be complete. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the terms of the Underwriting Agreement are qualified in their entirety by reference to such exhibit. The provisions of the Underwriting Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors or the public to obtain factual information about the current state of affairs of the Company.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Offering, the Company’s common stock began trading on The NASDAQ Capital Market on August 31, 2021 under the symbol “FCUV”. The Company’s common stock was previously quoted on the OTCQB Market under the symbol “FCUV.”

Item 8.01 Other Events.

On August 30, 2021, the Company issued a press release announcing the pricing of the Offering, a copy of which is filed as Exhibit 99.1.

On August 31, 2021, the Company issued a press release announcing the commencement of trading its common stock on the Nasdaq Capital Market, a copy of which is filed as Exhibit 99.2.

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On August 31, 2021, the Company issued a second press release announcing the completion of its first day of trading its common stock on the Nasdaq Capital Market, a copy of which is filed as Exhibit 99.3.

The information contained in this Item 8.01 and in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 referenced herein is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act or incorporated by reference in any filing under the Securities Act, unless the Company expressly so incorporates such information by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 30, 2021
4.1	Underwriter’s Warrant
99.1	Press release dated August 30, 2021
99.2	Press release dated August 31, 2021
99.3	Press release dated August 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS UNIVERSAL INC.

Date: September 2, 2021	By: /s/ Desheng Wang
Name: Desheng Wang
Title: Chief Executive Officer

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